Exhibit 10.1

VRINGO, INC.

EXCHANGE note AGREEMENT

MARCH 9, 2016

This Exchange Note Agreement (this “Agreement”) is made as of March 9, 2016 (the “Effective Date”) by and between Vringo, Inc., a Delaware corporation (the “Company”), and __________________ (the “Note Holder”).

Recitals

Whereas, the Company and the Note Holder wishes to reduce the outstanding principal amount from $_______ to $_______ of that certain senior secured convertible notes (collectively, the “Notes”), originally issued by the Company to the Note Holder on May 4, 2015, in a registered offering pursuant to a prospectus supplement, dated as of May 4, 2015, in exchange for the issuance by the Company of an aggregate of _______ shares of the Company’s shares of common stock, par value $0.01 per share (the “Common Stock”).

Whereas, the Company wishes to issue to the Note Holder, pursuant to the exemption from registration provided by Section 3(a)(9) (“Section 3(a)(9)”) under the Securities Act of 1933, as amended (the “Securities Act”), an aggregate of _______ shares of the Company’s Common Stock, in exchange for the reduction of the outstanding principal amount of the Notes from $_______ to $_______ (the “Exchange,” and the principal amount of Notes being exchanged the “Exchanged Notes”) in accordance with the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Note Holder agree as follows:

1.      Exchange; Delivery. Note Holder hereby assigns, sells and transfers the Exchanged Notes, and all claims arising out of or relating to the Exchanged Notes, including, but not limited to, any accrued but unpaid interest, to the Company in exchange for the issuance by the Company, effective as of the Effective Date and in full satisfaction of the Company’s obligations to the Note Holder with respect to the Exchanged Notes, of an aggregate of _______ shares (the “Shares”) of the Company’s Common Stock, to the Note Holder. On or within three business days after the Effective Date the Company shall deliver the Shares to the Note Holder via DWAC to an account timely specified in writing by the Note Holder (which Shares shall be free of any legends or restrictions on resale of any kind), registered in the name of the Notes Holder.

2.      Representations and Warranties of the Company. The Company hereby represents and warrants to the Note Holder that as of the Effective Date:

2.1       Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware.

2.2       Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company and no other corporate action on the part of the Company, its board of directors or its stockholders is necessary to authorize the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated by this Agreement, including, without limitation, the issuance and delivery of the Shares. Furthermore, the Company’s board of directors has authorized its officers to execute this Agreement and the transactions contemplated hereunder. This Agreement, assuming due and valid authorization, execution and delivery hereof and thereof by the Note Holder, constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity and contribution may be limited by state or federal securities laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

2.3       Valid Issuance. The Shares are duly authorized and, when issued and exchanged in accordance with the terms hereof, (i) will be duly authorized and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, free and clear of any liens, claims or encumbrances (“Liens”) imposed by or through the Company or by operation of law of which the Company has knowledge and (ii) will be issued and delivered in compliance with all applicable federal and state securities laws.

2.4       Non-Contravention. The execution and delivery of this Agreement, the issuance of the Shares and the consummation of the transactions contemplated hereby and thereby will not, (a) conflict with or constitute a material violation of or default (with the passage of time or otherwise) under or give rise to any right of termination, material amendment, cancellation or acceleration or loss of any material rights under: (i) any material contracts to which the Company is a party; or (ii) the certificate of incorporation or the bylaws of the Company or any similar organizational document of the Company; or (b): (i) result in the creation or imposition (or the obligation to create or impose) of any material lien, encumbrance, claim, security interest, pledge, charge or restriction of any kind upon any of the properties or assets of the Company; or (ii) result in an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in agreement or document to which the Company is a party or is bound, other than with respect to the Notes; or (c) to the Company’s knowledge, violate any order or decree applicable to the Company, or by which it or any of its operations are bound, and no such violation or default currently exists. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency or other governmental body in the United States is required for the execution and delivery of the Agreement and the valid issuance of the Securities prior to the Effective Date except for any securities filings required to be made under state securities laws or any filings required by The NASDAQ Capital Market.

2.5       Exemption from Registration. The Exchange is exempt from the registration requirements of the Securities Act pursuant to the provisions of Section 3(a)(9) thereof. The Company has complied in all material respects with such provisions and, without limiting the generality thereof, has not paid to any person, directly or indirectly, any commission or other remuneration for soliciting the Exchange. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf: (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the Exchange; or (ii) in the three months prior to Effective Date, has, other than the transactions contemplated with respect to the Notes and pursuant to this Agreement, directly or indirectly, made any offers or sales of any security or solicited any offers to buy or exchange any security, under any circumstances that would require registration of the Shares under the Securities Act.

3.      Representations, Warranties and Covenants of the Note Holder. The Note Holder hereby represents and warrants to the Company and agrees as follows:

3.1       Due Authorization. The Note Holder has all requisite corporate or other entity power and authority to execute, deliver and perform its obligations under this Agreement, and this Agreement has been duly authorized and validly executed and delivered by the Note Holder and no other corporate or other action on the part of the Note Holder is necessary to authorize the execution and delivery by the Note Holder of this Agreement. This Agreement constitutes the legal, valid and binding agreements of the Note Holder, enforceable against the Note Holder in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.2       No Legal, Tax or Investment Advice. The Note Holder understands that nothing in this Agreement or any other materials presented to the Note Holder by or on behalf of the Company in connection with the Exchange constitutes legal, tax or investment advice and represents and warrants to the Company that it has consulted such legal, regulatory, accounting, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with the Exchange or determining the merits thereof.

3.3       No Reliance. Neither the Note Holder nor any of its affiliates is now or has ever been a financial advisor, or other fiduciary, with respect to the Company.

3.4       Public Information. The Note Holder acknowledges that it is aware that there may be material information concerning the Company that has not been publicly disclosed and the Note Holder may be aware of, but that the Note Holder nevertheless has decided to continue with the Exchange.

3.3       Affiliate Status; 20% Holder Status.

(a)      As of Effective Date, the Note Holder represents and warrants that the Note Holder is not an affiliate of the Company, and has not been an affiliate of the Company for the three months preceding the Effective Date.

(b)     The Note Holder further represents and warrants that, immediately after the consummation of the transactions contemplated herein, the Note Holder will not beneficially own more than 19.99% of the Company’s issued and outstanding Common Stock, based on 14,252,382 shares of Common Stock outstanding as of the date hereof.

3.4       Ownership. The Note Holder is the sole beneficial owner of the Notes, free and clear of all Liens, and upon execution of this Agreement. There are no actions, suits or proceedings against the Note Holder affecting the title of any of the Notes or the right of the Note Holder to execute, deliver and perform this Agreement.

3.5       No Brokerage Fees. The Note Holder has incurred no obligation or liability, contingent or otherwise, for brokerage or finders’ fees or agents’ commissions or other similar payments in connection with this Agreement.

4.      Amendment and Waiver. No provision of this Agreement may be amended or modified except upon the written consent of the Company and the Note Holder, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

5.      Miscellaneous.

5.1       Headings; Construction. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement. The language used in this Agreement is and will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.2       Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

5.3       Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

5.4       Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law. The parties agree that any action brought by either party under or in relation to this Agreement, including without limitation to interpret or enforce any provision of this Agreement, shall be brought in, and each party agrees to and does hereby submit to the jurisdiction and venue of, any state or federal court located in New York.

5.5       Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other in any manner by any oral or written representations, warranties, covenants and agreements except as specifically set forth herein. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement.

5.6       Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one (1) instrument, and shall become effective when one (1) or more counterparts have been signed by each party hereto and delivered to the other parties.

5.7       Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

5.8       No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assignees, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

5.9       Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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In Witness Whereof, the parties hereto have executed this Exchange Note Agreement as of the date set forth in the first paragraph hereof.

NOTE HOLDER:

By:

Name:

Title:

VRINGO, INC.:

By:

Name:

Title: